Exhibit 10.66
FIRST AMENDMENT TO REVOLVING CREDIT NOTE
     THIS FIRST AMENDMENT TO REVOLVING CREDIT NOTE (the “Amendment”) is dated as of the _27___ day of March, 2009, by and among, Dover Saddlery, Inc., a Delaware corporation (“Dover DE”), Dover Saddlery, Inc., a Massachusetts corporation, Smith Brothers, Inc., a Texas corporation, Dover Saddlery Retail, Inc., a Massachusetts corporation, Old Dominion Enterprises, Inc., a Virginia corporation and Dover Saddlery Direct, Inc., a Massachusetts corporation (hereinafter, each with Dover DE, individually a “Borrower”, and collectively the “Borrowers”) and RBS Citizens, National Association, a national banking association, with a principal place of business at 875 Elm Street, Manchester, New Hampshire 03101 (hereinafter the “Lender”);
     WHEREAS, Borrowers entered into a Revolving Credit Note in favor of Lender dated December 11, 2007 (the “Note”) whereby, inter alia, the Borrowers borrowed from Lender up to Eighteen Million Dollars ($18,000,000.00); and
     WHEREAS, the parties wish to amend the Loan Agreement to, inter alia, modify the so-called margins and decrease the Principal Amount of the Note.
     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements herein contained, the parties agree as follows:
1. DEFINITIONS.
     Any capitalized term not otherwise defined herein shall have the meaning set forth in the Note.
2. AMENDMENTS.
     2.1 At the top of page 1, change “$18,000,000.00” to “$14,000,000.00, to be reduced to $13,000,000.00 effective June 30, 2010”.
     2.2 The definition of “PRINCIPAL AMOUNT” on page 1 is hereby amended and restated in its entirety to read as follows:
     “PRINCIPAL AMOUNT: Fourteen Million Dollars ($14,000,000.00); to be reduced, effective June 30, 2010, to Thirteen Million Dollars ($13,000,000.00)”.
     2.3 The definition of “LA Margin” is hereby amended and restated in its entirety to read as follows:
     “LA Margin” means the percentage shown below in the right hand column, as applicable:

When Funded Debt to EBITDA is:	Spread %

• greater than 5.50:1.00	plus 4.50%

• less than or equal to 5.50:1.00 but greater than 5.00:1.00	plus 4.00%

• less than or equal to 5.00:1.00 but greater than 4.50:1.00	plus 3.50%

• less than or equal to 4.50:1.00 but greater than 4.00:1.00	plus 3.20%

• less than or equal to 4.00:1.00 but greater than 3.00:1.00	plus 2.95%

• less than or equal to 3.00:1	plus 2.70%
     2.4 The definition of “LIBOR Rate Margin” is hereby amended and restated in its entirety to read as follows:
     “LIBOR Rate Margin” means the percentage shown below in the right hand column, as applicable:

When Funded Debt to EBITDA is:	Spread %

• greater than 5.50:1.00	plus 4.50%

• less than or equal to 5.50:1.00 but greater than 5.00:1.00	plus 4.00%

• less than or equal to 5.00:1.00 but greater than 4.50:1.00	plus 3.50%

• less than or equal to 4.50:1.00 but greater than 4.00:1.00	plus 3.20%

• less than or equal to 4.00:1.00 but greater than 3.00:1.00	plus 2.95%

• less than or equal to 3.00:1	plus 2.70%
     2.5 The definition of “Prime Rate Margin” is hereby amended and restated in its entirety to read as follows:
     “Prime Rate Margin” means the percentage shown below in the right hand column, as applicable:

When Funded Debt to EBITDA is:	Spread %

• greater than 5.50:1.00	plus 2.50%

• less than or equal to 5.50:1.00 but greater than 5.00:1.00	plus 2.00%

• less than or equal to 5.00:1.00 but greater than 4.50:1.00	plus 1.50%

• less than or equal to 4.50:1.00 but greater than 4.00:1.00	plus 1.25%

• less than or equal to 4.00:1.00 but greater than 3.00:1.00	plus 1.00%

• less than or equal to 3.00:1	plus 0.75%

     3. PAYMENTS TO REDUCE OUTSTANDING PRINCIPAL BALANCE,
     As of the date hereof Borrowers shall make any and all payments necessary to reduce the amount outstanding pursuant to the Note to Fourteen Million Dollars ($14,000,000.00), and effective June 30, 2010 Borrowers shall make any and all payments necessary to reduce the amount outstanding on the Loan to Thirteen Million Dollars ($13,000,000.00).
     4. FULL FORCE AND EFFECT.
     In all other respects and except as specifically amended hereby, the Note remains in full force and effect and Borrowers agree to be bound thereby.
     5. NO FURTHER AMENDMENTS.
     Borrowers confirm and agree that the amendments contained herein shall in no way be construed as an obligation on the part of Bank to further amend or extend the Note or any other Instrument. This Amendment is not a novation.
     6. AUTHORITY.
     Borrowers warrant that they has full power and authority and has taken all necessary corporate and other action and procured all necessary consents to execute and deliver this Amendment and perform its obligations hereunder.
[PAGE ENDS HERE, SIGNATURE PAGE(S) TO FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on their behalf by the persons signing below who are thereunto duly authorized, as of the day and year first above-written.

BORROWERS:

DOVER SADDLERY, INC. (a Delaware Corporation)

/s/ Michael W. Bruns	By:	/s/ Stephen L. Day

Witness		Title: President

DOVER SADDLERY, INC. (a Massachusetts Corporation)
/s/ Michael W. Bruns	By:	/s/ Stephen L. Day

Witness		Title: Director

SMITH BROTHERS, INC.

/s/ Michael W. Bruns	By:	/s/ Stephen L. Day

Witness		Title: Director

DOVER SADDLERY RETAIL, INC.

/s/ Michael W. Bruns	By:	/s/ Stephen L. Day

Witness		Title: Director

OLD DOMINION ENTERPRISES, INC.

/s/ Michael W. Bruns	By:	/s/ Stephen L. Day

Witness		Title: Director

DOVER SADDLERY DIRECT, INC.

/s/ Michael W. Bruns	By:	/s/ Stephen L. Day

Witness		Title: Director

LENDER:

RBS CITIZENS, NATIONAL ASSOCIATION

/s/ Michael W. Bruns	By:

Witness		Name: Title: